Exhibit 10.33

Power of Attorney

I, Xiurong Mei, a citizen of the People’s Republic of China (“China”) with Chinese Identification Card No.:           , and a holder of 3% of the entire registered capital in Shanghai Jnet Telcom Co., Ltd. (“Shanghai Jnet”) (“My Shareholding”), hereby irrevocably authorize ChinaCache Network Technology (Beijing) Co., Ltd. (“WFOE”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The WFOE or its designated party is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders’ meetings of Shanghai Jnet; 2) exercise all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of China and Shanghai Jnet’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative (chairperson), the director, supervisor, the chief executive officer and other senior management members of Shanghai Jnet.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Exclusive Option Agreement, dated the date hereof, to which I am a party.

All the actions associated with My Shareholding conducted by the WFOE (or its designated party) shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE (or its designated party) shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE (or its designated party).

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Shanghai Jnet.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

Xiurong Mei

By :	/s/ Xiurong Mei

1

April 8, 2010

Witness

By :	/s/ Lian Xue
April 8, 2010

2

Power of Attorney

I, Yongkai Mei, a citizen of the People’s Republic of China (“China”) with Chinese Identification Card No.:           , and a holder of 3% of the entire registered capital in Shanghai Jnet Telcom Co., Ltd. (“Shanghai Jnet”) (“My Shareholding”), hereby irrevocably authorize ChinaCache Network Technology (Beijing) Co., Ltd. (“WFOE”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The WFOE or its designated party is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders’ meetings of Shanghai Jnet; 2) exercise all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of China and Shanghai Jnet’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative (chairperson), the director, supervisor, the chief executive officer and other senior management members of Shanghai Jnet.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Exclusive Option Agreement, dated the date hereof, to which I am a party.

All the actions associated with My Shareholding conducted by the WFOE (or its designated party) shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE (or its designated party) shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE (or its designated party).

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Shanghai Jnet.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

Yongkai Mei

By :	/s/ Yongkai Mei

1

April 8, 2010

Witness

By:	/s/ Lian Xue
April 8, 2010

2

Power of Attorney

I, Yong Sha, a citizen of the People’s Republic of China (“China”) with Chinese Identification Card No.:           , and a holder of 41% of the entire registered capital in Shanghai Jnet Telcom Co., Ltd. (“Shanghai Jnet”) (“My Shareholding”), hereby irrevocably authorize ChinaCache Network Technology (Beijing) Co., Ltd. (“WFOE”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The WFOE or its designated party is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders’ meetings of Shanghai Jnet; 2) exercise all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of China and Shanghai Jnet’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative (chairperson), the director, supervisor, the chief executive officer and other senior management members of Shanghai Jnet.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Exclusive Option Agreement, dated the date hereof, to which I am a party.

All the actions associated with My Shareholding conducted by the WFOE (or its designated party) shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE (or its designated party) shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE (or its designated party).

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Shanghai Jnet.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

Yong Sha

By :	/s/ Yong Sha

1

April 8, 2010

Witness:	/s/ Lian Xue

By :
April 8, 2010

2

Power of Attorney

I, Hao Yin, a citizen of the People’s Republic of China (“China”) with Chinese Identification Card No.:           , and a holder of 3% of the entire registered capital in Shanghai Jnet Telcom Co., Ltd. (“Shanghai Jnet”) (“My Shareholding”), hereby irrevocably authorize ChinaCache Network Technology (Beijing) Co., Ltd. (“WFOE”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The WFOE or its designated party is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders’ meetings of Shanghai Jnet; 2) exercise all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of China and Shanghai Jnet’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative (chairperson), the director, supervisor, the chief executive officer and other senior management members of Shanghai Jnet.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Exclusive Option Agreement, dated the date hereof, to which I am a party.

All the actions associated with My Shareholding conducted by the WFOE (or its designated party) shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE (or its designated party) shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE (or its designated party).

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Shanghai Jnet.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

Hao Yin

By :	/s/ Hao Yin
April 8, 2010

1

Witness:	/s/ Lian Xue

By :
April 8, 2010

2